UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 18, 2021

Date of Report (Date of earliest event reported)

Veroni Brands Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-55735	81-4664596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2275 Half Day Rd. Suite 346 Bannockburn, IL	60015
(Address of principal executive offices)	(Zip Code)

(888)794-2999

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 18, 2021, Veroni Brands Corp. (the “registrant” or the “Company”) was advised by M&K CPA, PLLC (“M&K”), its registered independent public accountant for the fiscal year ended December 31, 2020, that the financial statements for the year ended December 31, 2019 should not be relied upon. The Company failed to record the right-of-use asset and liability related to the lease of its office at 2275 Half Day Road in 2019 and erroneously recorded the conversion of a promissory note into common stock in 2019. The conversion of the note took place in early 2020.

The Company intends to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2019, originally filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2020, and its Quarterly Report on Form 10-Q for the period ending March 31, 2020, originally filed with the SEC on May 15, 2020, to amend and restate financial statements and other financial information. Accordingly, the Company’s previously issued financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the period ending March 31, 2020 should no longer be relied upon. The Company’s Board of Directors and management discussed with M&K the matters disclosed in this Item 4.02(b) on August 18, 2021.

The restatements are expected to have an impact on the financial statements for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the period ending March 31, 2020, as previously filed, with changes reflected in the relevant financial statements, due to changes in presentation of right-of-use asset and liability, notes payable, and stockholders’ equity, which impacted the Company’s related disclosures and Management’s Discussion and Analysis of Financial Condition. No changes due to the restatement are expected to have any impact on our cash position, cash flow, liquidity, or operations.

Management evaluated its prior conclusions regarding the effectiveness of the Company’s disclosure control and procedures and internal control over financial reporting. Based on that evaluation, management has concluded that this matter resulted from a material weakness in the Company’s internal control over financial reporting pertaining to the application of ASC 842 during 2019. As a result of the material weakness pertaining to our omission with regard to the revised presentation of these items, the Company has concluded that its internal control over financial reporting and its disclosure controls and procedures were ineffective as of the periods referenced above.

Management and the Company’s Audit Committee have consulted M&K regarding the matters disclosed in this Form 8-K in reaching the conclusion to restate the Financial Statements for the above noted periods.

Item 9.01	Financial Statements and Exhibits.

Regulation S-K Number	Document
7.1	Non reliance letter from M&K CPAS, PLLC pursuant to Item 4.02(b), dated August 18, 2021

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veroni Brands Corp.

/s/: Igor Gabal
Igor Gabal,President August 19, 2021

EXHIBIT INDEX

Regulation S-K Number	Document
7.1	Non reliance letter from M&K CPAS, PLLC pursuant to Item 4.02(b), dated August 18, 2021